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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 1, 1999


                                Razorfish, Inc.
                                ---------------


            (exact name of registrant as specified in its charter)


          Delaware                 000-25847                  13-3804503
          --------                 ---------                  ----------
      (State or other      (Commission File Number)         (IRS Employer
      jurisdiction of                                    Identification No.)
       incorporation)


107 Grand Street, 3rd Floor, New York, New York                       10013
-----------------------------------------------                       -----
(Address of principal executive offices)                            (zip code)



      Registrant's Telephone Number, including Area Code: (212) 966-5960
                                                          --------------


                                      N/A
                                      ---

         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant

     Not applicable.

Item 2.  Acquisitions or Disposition of Assets

     Not applicable.

Item 3.  Bankruptcy or Receivership

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5.  Other Events

     Not applicable.

Item 6.  Resignation of Registrant's Directors

     Not applicable.

 Item 7.  Financial Statements and Exhibits

     c)   Exhibits

     16.1 Letter from Arthur Anderson dated December 8, 1999 addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.

Item 8.  Change in Fiscal Year

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

     Not applicable.

                                       2
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RAZORFISH, INC.
                                 (Registrant)

Dated: December 10, 1999         By: /s/ Michael S. Simon
                                    --------------------------
                                    Name:  Michael S. Simon
                                    Title: Executive Vice President, Business
                                    Affairs and General Counsel

                                       3
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                      Description
-----------                      -----------

   16.1 Letter from Arthur Anderson dated December 8, 1999 addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.